UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive

Lancaster, NY 14086

March 19, 2018

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 47th Annual Meeting of the Shareholders (the “Annual Meeting”) of Ecology and Environment Inc. (the “Company”), to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York, on Wednesday, April 18, 2018, at 9:00 a.m., Eastern Daylight Savings Time. At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect two (2) Class A Directors and five (5) Class B Directors, all to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To hold a non-binding, advisory vote approving the 2017 compensation of our named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2018; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Notice of Annual Meeting, along with the Proxy Statement, a proxy card and the Company’s 2017 Annual Report to Shareholders, accompany this letter.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board recommends that you vote: “FOR” the election of each of the Director candidates nominated by the Board, namely Michael El-Hillow and Justin C. Jacobs as Class A Directors and Stephanie W. Abramson, Ronald L. Frank, Michael C. Gross, Marshall A. Heinberg and Frank B. Silvestro as Class B Directors.; “FOR” the approval of executive compensation; and “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2018.

It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the Annual Meeting, we encourage you to read the enclosed Notice of Annual Meeting, Proxy Statement and the voting instructions. We hope that you will promptly vote by completing, signing and dating the Proxy Card and mailing it in the enclosed, postage pre-paid envelope by following the instructions on the Proxy Card or voting instructions provided to you. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, bank or other nominee that holds your shares to provide you with evidence of your share ownership.

IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR CANDIDATES NOMINATED BY THE BOARD, “FOR” THE APPROVAL OF EXECUTIVE COMPENSATION AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2018.

The Board has fixed the close of business on March 1, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely,

Marshall A. Heinberg

Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2018:

The Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of proxy card and the Company’s 2017 Annual Report to Shareholders are also available at http://www.proxydocs.com/EEI.

ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Ecology and Environment Inc.:

Notice is hereby given that the 47th Annual Meeting of Shareholders (the “Annual Meeting”) of Ecology and Environment Inc. (the “Company”) will be held at the time, date and location set forth below:

Date of Meeting:	April 18, 2018
Time:	9:00 a.m., Eastern Daylight Savings Time
Place:	Samuel’s Grande Manor
8750 Main Street
Williamsville, NY 14221

At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect two (2) Class A Directors and five (5) Class B Directors, all to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To hold a non-binding, advisory vote approving the 2017 compensation of our named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2018; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. If you are a shareholder of record, whether or not you personally plan to attend the Annual Meeting, please take a few minutes now to vote by completing, signing and dating the enclosed Proxy Card and mailing it in the postage pre-paid envelope provided by following the instructions on the Proxy Card. If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Board recommends that you vote “FOR” the election of each of the nominees proposed by the Board, namely Michael El-Hillow and Justin C. Jacobs as Class A Directors and Stephanie W. Abramson, Ronald L. Frank, Michael C. Gross, Marshall A. Heinberg and Frank B. Silvestro as Class B Directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR CANDIDATES NOMINATED BY THE BOARD, “FOR” THE APPROVAL OF EXECUTIVE COMPENSATION AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2018.

A complete list of shareholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Annual Meeting.

You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares.

By order of the Board of Directors,

RONALD L. FRANK,

Secretary

Lancaster, New York

March 19, 2018

2

ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated March 19, 2018

For the Annual Meeting of Shareholders

to be Held April 18, 2018

GENERAL INFORMATION

Date, Time, Place and Purpose of the Annual Meeting

This Proxy Statement is furnished to the shareholders of Ecology and Environment Inc., a New York corporation (the “Company” or “E&E”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221 at 9:00 a.m., Eastern Daylight Savings Time, on Wednesday, April 18, 2018 and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with the Company’s 2017 Annual Report to Shareholders and the proxy card, is first being sent to shareholders on or about March 19, 2018.

The items of scheduled business to be voted on at the Annual Meeting are:

1.	To elect two (2) Class A Directors and five (5) Class B Directors, all to serve on the Board until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To hold a non-binding, advisory vote approving the 2017 compensation of our named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2018; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If a proxy in the accompanying form is duly executed and returned in accordance with the Proxy Card or voting instructions provided to you, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder has the power to revoke its proxy at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by executing and delivering to the Company a subsequently dated proxy at a later time or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy. If your shares are held in “street name”, you will receive instructions from your broker, bank or other nominee on how to vote your shares and how to revoke an earlier proxy, if any.

This Proxy Statement and the enclosed Annual Report to Shareholders proxy card are first mailed to shareholders on or about March 19, 2018.

Record Date, Voting Rights and Quorum

The Board has fixed the close of business on March 1, 2018 as the record date (the “Record Date”) for the determination of holders of our Common Stock (as defined below) entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 3,008,829 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”) and 1,292,775 shares of Class B common stock, par value $0.01 (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) issued and outstanding and entitled to vote. Each share of Class A Common Stock entitles the holder thereof to elect two (2) Class A Directors to the Board and each share of Class B Common Stock entitles the holder thereof to elect five (5) Class B Directors to the Board. Holders of Class A Common Stock may vote only on Class A Director nominees and holders of Class B Common Stock may vote only on Class B Director nominees.

On all other matters, except, where applicable law requires a class vote, holders of Common Stock vote as a single class. Each share of Class A Common Stock entitles the holder thereof to one-tenth (1/10) of one vote per share, and each share of Class B Common Stock entitles the holder thereof to one (1) vote per share. Accordingly, a total of 3,008,829 votes may be cast at the Annual Meeting on the election of Class A Directors, 1,292,775 votes may be cast at the Annual Meeting on the election of Class B Directors and 1,593,658 votes may be cast at the Annual Meeting on all matters other than the election of Directors.

The holders of record of one-third of the shares of Common Stock issued and outstanding and entitled to vote on any proposal to be considered at the Annual Meeting, represented in person or by proxy at the Annual Meeting, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum. Abstentions and proxies submitted by brokers on proposal 3, considered a routine matter, will be counted for purposes of establishing a quorum.

Required Vote

Proposal 1 — Election of Class A Directors: The affirmative vote of greater than 50% of the votes cast by holders of Class A Common Stock represented in person or by proxy at the Annual Meeting is required to elect each of the two persons nominated as Class A Directors. Under the Company’s restated certificate of incorporation (the “certificate of incorporation”) and re-stated by-laws (the “by-laws”), at the Company’s annual meeting of shareholders, Class A Directors are elected by a majority of the votes cast by holders of Class A Common Stock of candidates nominated by the Board and/or a shareholder in accordance with the requirements of the by-laws. If a Director nominee does not receive greater than 50% of the votes by holders of Class A Common Stock, such nominee is either not elected or immediately removed from the Board (in the case of an incumbent Director) and is not eligible for appointment by the Board to fill a vacancy for that election year. Abstentions and broker non-votes will have no effect on the outcome of this election.

Proposal 1 — Election of Class B Directors: The affirmative vote of greater than 50% of the votes cast by holders of Class B Common Stock represented in person or by proxy at the Annual Meeting is required to elect each of the five persons nominated as Class B Directors. Under the certificate of incorporation and by-laws, at the Company’s annual meeting of shareholders, Class B Directors are elected by a majority of the votes cast by holders of Class B Common Stock of candidates nominated by the Board and/or a shareholder in accordance with the requirements of the by-laws. If a Director nominee does not receive greater than 50% of the votes cast by holders of Class B Common Stock, such nominee is either not elected or immediately removed from the Board (in the case of an incumbent Director) and is not eligible for appointment by the Board to fill a vacancy for that election year. Abstentions and broker non-votes will have no effect on the outcome of this election.

Approval of Proposal 2: The affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of Common Stock represented in person or by proxy at the Annual Meeting voting as one class is required for the advisory vote approving executive compensation. Abstentions and broker non-votes will have the effect of a vote against the proposal.

Approval of Proposal 3: The affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of Common Stock represented in person or by proxy at the Annual Meeting voting as one class is required for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2018. Abstentions will have the effect of a vote against the proposal. There will be no broker non-votes associated with this proposal, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your shares of Common Stock are held in “street name” and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion.

No cumulative voting rights are authorized, and appraisal rights are not applicable to these matters.

Voting Instructions

You can vote your shares at the Annual Meeting by proxy or in person. You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies”, and using them to cast your ballot at the Annual Meeting is called voting “by proxy”.

If you are a shareholder of record and wish to vote by proxy, you can vote by mail by marking, dating and signing your Proxy Card in accordance with the instructions on it and returning it by mail in the pre-addressed stamped reply envelope provided with the proxy materials. The Proxy Card must be received prior to the start of the Annual Meeting. Proxies delivered by shareholders or in-person votes by shareholders for a matter to be voted at the Annual Meeting must be received by the voting inspector at least ten (10) minutes prior to the scheduled and noticed start time for the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting. A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

While we know of no other matters to be acted upon at the Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, the persons designated as proxies will vote the shares of Common Stock represented by the proxies on such other matters in accordance with their best judgment.

If your shares are held in “street name”, please follow the separate voting instructions you receive from your broker, bank or other nominee. You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in “street name” and do not provide voting instructions to your broker, bank or other nominee, your shares will not be voted on any of the proposals to be presented at the Annual Meeting, other than proposal #3. Please see “Broker Non-Votes” below for more information.

You may vote for or withhold your vote for each nominee presented by the Board or the other proposals to be submitted at the Annual Meeting or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact Ms. Sara Herrmann, Communications Coordinator at the Company at (716) 684-8060 or by email: sherrmann@ene.com.

Broker Non-Votes

If your shares of Common Stock are held in “street name” through a bank or broker, your bank or broker may vote your shares under certain limited circumstances if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on “routine matters,” such as the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (proposal #3). With respect to proposal #3, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares un-voted.

The election of Directors and the non-binding advisory vote approving executive compensation are not considered routine matters. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

We encourage you to provide voting instructions to your bank or brokerage firm. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

Proxy Revocation Procedure

If you are a shareholder of record, you may revoke your proxy: (i) by written notice of revocation mailed to and received by the Secretary of the Company prior to the start of the Annual Meeting; (ii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy and which is received prior to

8:50 a.m. Eastern Daylight Savings Time on the date of the Annual Meeting; or (iii) by attending the Annual Meeting and voting in person by 8:50 a.m. Eastern Daylight Savings Time on the date of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Solicitation of Proxies; Participants in the Solicitation; Costs

This solicitation of proxies is being made by the Board and the Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies therefor. This Proxy Statement and the accompanying materials, in addition to being mailed directly to shareholders of record, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will pay reasonable expenses incurred in forwarding the proxy materials to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. Our Directors, officers and employees may also solicit proxies by mail, telephone and in-person contact, but they will not receive any additional compensation for these activities. The Company may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of February 28, 2018, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock.

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership (2) (3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2) (3)	Percent Of Class
Frank B. Silvestro*	297,052	9.0%	292,052	22.6%
Ronald L. Frank*	224,545	7.0%	187,234	14.5%
Gerald A. Strobel*	219,604	6.8%	219,604	17.0%
Gerhard J. Neumaier Testamentary Trust U/A Fourth	97,039	3.1%	97,039	7.5%
Kirsten Shelly	115,558	3.7%	115,558	8.9%
Edward W. Wedbush (4)	188,039	6.2%	—	—
Mill Road Capital II, L.P. (5)(6)	464,668	15.4%	—	—
North Star Investment Management Corporation (7)	285,855	9.5%	—	—

*	See Footnotes in the Security Ownership of Management table below.

(1)	The address for the Gerhard J. Neumaier Testamentary Trust U/A Fourth is 248 Mill Road, East Aurora, New York 14052. The address for Kirsten Shelly is 12 Running Brook Drive, Lancaster, New York 14086. The address for Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Edward W. Wedbush is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Mill Road Capital II, L.P. is 382 Greenwich Avenue, Suite One, Greenwich, CT 06830. The address for North Star Investment Management Corporation is 20 N. Wacker Drive, Suite 1416, Chicago, Illinois 60606.

(2)	Each named individual or corporation is deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3)	There are 3,008,829 shares of Class A Common Stock issued and outstanding and 1,292,775 shares of Class B Common Stock issued and outstanding as of February 28, 2018. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(4)	Includes shares owned by subsidiaries and affiliates of Edward W. Wedbush based upon a Schedule 13-G filed on February 15, 2013.

(5)	Includes shares owned by subsidiaries and affiliates of Mill Road Capital II, L.P. (“MRC”) based upon a Form 4 filed on August 1, 2017. The shares reported are directly held by MRC; see also Footnote (6) below. Mill Road Capital II GP LLC (the “GP”) is the sole general partner of MRC and has sole authority to vote (or direct the vote of), and to dispose (or direct the disposal) of, these shares on behalf of MRC. Both Messrs. Thomas E. Lynch and Scott Scharfman are management committee directors of the GP and have shared authority to vote (or direct the vote of), and to dispose (or direct the disposal of), these shares on behalf of the GP. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on January 10, 2017 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.

(6)

Includes MRC’s acquisition of an indirect pecuniary interest in 1,596 shares of restricted stock granted by the Company to Mr. Justin Jacobs in accordance with Rule 16b-3(d) as compensation for serving as a member of the Company’s board of directors. The shares of restricted stock will vest on April 18, 2018. Pursuant to a pre-existing contractual obligation, Mill Road Capital Management LLC, an affiliate of MRC that does not have Section 13(d) beneficial ownership of any shares of the Company, has the right to receive the economic benefit of the reported shares and, accordingly, Mr. Jacobs has no direct pecuniary interest in such shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on January 10, 2017 may be deemed to have an indirect pecuniary interest in the reported shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on January 10, 2017 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.

(7)	Includes shares owned by North Star Investment Management Corporation based upon a Schedule 13-G filed on January 8, 2018.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of February 28, 2018, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

	Class A Common Stock		Class B Common Stock
Name (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (4)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Frank B. Silvestro (8)	297,052	9.0%	292,052	22.6%
Ronald L. Frank (5)(8)	224,545	7.0%	187,234	14.5%
Gerald A. Strobel (6)(8)	219,604	6.8%	219,604	17.0%
Marshall A. Heinberg (10)	2,554	*	—	—
Michael C. Gross (7) (10)	28,114	*	23,449	1.8%
Justin C. Jacobs (9) (10)	—	—	—	—
Michael El-Hillow (10)	1,756	*	—	—
Directors and Officers Group (11 individuals)	824,754	22.1%	727,356	56.2%

*	Less than 1.0%

(1)	The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

(3)	Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(4)	There are 3,008,829 shares of Class A Common Stock issued and outstanding and 1,292,775 shares of Class B Common Stock issued and outstanding as of February 28, 2018. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(5)	Includes 8,640 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 6,265 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.

(6)	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust created by one of his children, for which Mr. Strobel serves as Trustee.

(7)	Mr. Gross is one of three co-trustees of two inter vivos trusts established by his parents for their benefit that own these shares of Class B Common Stock and is a one-third contingent remainder beneficiary of both trusts’ assets, which include an aggregate total of 70,348 such shares, of which he disclaims beneficial interest in 46,899 of those shares.

(8)	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Certain Beneficial Owners-Restrictive Agreement.”

(9)

Mr. Jacobs is a Management Committee Director of Mill Road Capital GP II LLC (the “GP”), the sole general partner of Mill Road Capital II L.P. (“MRC”). The GP has shared power to vote and dispose of the 463,072 shares of Class A

Common Stock beneficially owned by MRC, of which 1,000 shares are held of record by MRC. Mr. Jacobs may be deemed to be a beneficial owner of the shares of Class A Common Stock beneficially owned by MRC; however, Mr. Jacobs disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(10)	On July 25, 2017, the Company issued 2,554 shares, 1,596 shares, 1,756 shares and 1,596 shares of Class A Common Stock to Messrs. Heinberg, Jacobs, El-Hillow and Gross, respectively. These shares will vest on April 18, 2018 and are subject to certain restrictions regarding transfer of the shares that will expire on April 18, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2017 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons, except for the following: Mr. Ronald L. Frank purchased 500 shares of Class A Common Stock on August 29, 2016 but did not file his Form 4 concerning that transaction until September 1, 2016.

Restrictive Agreement

Messrs. Gerhard J. Neumaier (deceased), Frank B. Silvestro, Ronald L. Frank, and Gerald A. Strobel entered into a Stockholders’ Agreement dated May 12, 1970, as amended January 24, 2011 (the “Agreement”), which governs the sale of certain shares of Ecology and Environment Inc. common stock (now classified as Class B Common Stock) owned by them, certain children of those individuals and any such shares subsequently transferred to their spouses and/or children outright or in trust for their benefit upon the demise of a signatory to the Agreement (“Permitted Transferees”). The Agreement provides that prior to accepting a bona fide offer to purchase some or all of their shares of Class B Common Stock governed by the Agreement, that the selling party must first allow the other signatories to the Agreement (not including any Permitted Transferee) the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

CURRENT EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names, ages and positions of the executive officers and Directors of the Company are included in the following table.

Name	Age	Position
Marshall A. Heinberg	60	Chairman of the Board and Director
Ronald L. Frank	79	Executive Vice President, Secretary, and Director
Gerard A. Gallagher III	60	President and Chief Executive Officer
Fred J. McKosky	63	Senior Vice President, Chief Operating Officer
H. John Mye III*	65	Vice President, Chief Financial and Accounting Officer, and Treasurer
Cheryl A. Karpowicz	66	Senior Vice President
Frank B. Silvestro	80	Director
Gerald A. Strobel	77	Director
Michael C. Gross	57	Director
Justin C. Jacobs	43	Director
Michael El-Hillow	66	Director

*	- As previously disclosed, Mr. H. John Mye III announced his intention to retire from his position as Vice President, Chief Financial and Accounting Officer, and Treasurer of the Company. Such retirement is expected to be effective April 13, 2018. The Company continues to search for a replacement CFO.

Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors. Specific experience, qualifications, attributes and skills for each Director and executive officer follow.

Mr. Marshall A. Heinberg has been a Director since April 2017. He was appointed Chairman of the Board of Directors and Chairman of the Governance, Nominating and Compensation Committee in June 2017. He is currently also Director for Universal Biosensors Ltd., a publicly traded company in Australia, where he sits on the Remuneration and Audit Committees. Previously Mr. Heinberg was a Director for National Financial Partners, where he served on the Audit Committee and a Special Committee for a going private transaction with Madison Dearborn in 2013. Mr. Heinberg began his investment banking career in 1987 in the Corporate Finance Division of Oppenheimer & Co, Inc., which was acquired by Canadian Imperial Bank of Commerce (“CIBC”) in 1997. Mr. Heinberg served as Head of the Investment Banking Department and as a Senior Managing Director of Oppenheimer & Co. Inc. from 2008 until 2012, and as the U.S. Head of Investment Banking at CIBC World Markets from 2001 until 2008. During his career, he has worked on several financing, merger and acquisition transactions with many leading environmental engineering and consulting firms. Mr. Heinberg is the founder and Managing Director of MAH Associates, LLC, which provides strategic advisory and consulting services, and serves as a Senior Capital Markets Advisor to Burford Capital. Mr. Heinberg has a B.S. in economics from the Wharton School at the University of Pennsylvania and a J.D. from Fordham Law School. His experience in various investment banking, capital markets and advisory roles provide valuable experience and perspective to the Board.

Mr. Gerard A. Gallagher III has served as Chief Executive Officer (“CEO”) of the Company since 2015 and as President of the Company since 2014. He has been employed by the Company for 35 years and previously served as Senior Vice President of Environmental Sustainability, Vice President and Regional Manager for the Company’s Southern U.S. operations. Mr. Gallagher has a B.A. in physical geography.

Mr. Fred J. McKosky has served as the Chief Operating Officer of the Company since 2014. He has been employed by the Company for 39 years, and previously served as Senior Vice President of Corporate Operations. Mr. McKosky has an M.S. in environmental engineering and a B.S. in environmental science, and is a registered Professional Engineer in the State of New York.

Mr. H. John Mye III has served as Chief Financial Officer, a Vice President and Treasurer of the Company since 2008. Mr. Mye was previously employed in various finance roles, including: Finance Director at Vishay Intertechnology, a high technology company located in Buffalo, N.Y. (2002-2007); Vice President with FAI, Inc., a start-up company located in Buffalo, N.Y. (2000-2002); and Director of Finance for American Precision Industries, a Fortune 500 company located in Buffalo, N.Y. (1993-2000). During his career, Mr. Mye has gained extensive experience with management of sales, earnings and cash flow reporting, evaluating and consummating mergers and acquisitions, financial planning and analysis, and general finance operations. Mr. Mye has an MBA and is a registered Professional Engineer in the State of New York.

Ms. Cheryl A. Karpowicz has been a Senior Vice President of the Company since 2011 and was named Senior Vice President of Business Development in 2014. Ms. Karpowicz has been employed by the Company for 39 years and previously led its energy services area. She has a B.A. in Interdepartmental Studies and is a Certified Planner and member of the American Institute of Certified Planners.

Mr. Frank B. Silvestro is a co-founder of the Company and served as a Vice President and Director since its inception in 1970. In 1986, he became Executive Vice President. In 2013, he was appointed Chairman of the Board of Directors. He also serves on the Pension Review Committee. Mr. Silvestro retired from his positions as Executive Vice President and Chairman of the Board of Directors effective January 1, 2017. He continues to serve as a Director of the Company and as a contracted consultant to the Company. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics. Mr. Silvestro has over forty-five years of work experience in managing the Company and knowledge of its markets and customers, which makes him uniquely qualified to serve as a Director.

Mr. Ronald L. Frank is a co-founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since the Company’s inception in 1970. In 1986, he became Executive Vice President of Finance. In 2008, Mr. Frank resigned his positions as Vice President of Finance and Treasurer of the Company. He continues in his position as Executive Vice President on a part-time basis. He also continues to serve as a Director of the Company, as Corporation Secretary, and as Chairman of the Pension Review Committee. Mr. Frank has a B.S. in engineering and a M.A. in Physics. Mr. Frank has over forty-five years of work experience in managing the Company and knowledge of its markets and customers, which makes him uniquely qualified to serve as a Director.

Mr. Gerald A. Strobel is a co-founder of the Company and has served as a Vice President and a Director since the Company’s inception in 1970. In 1986, he became Executive Vice President of Technical Services. He served as the Company’s CEO from 2013 until his retirement in 2015. He has since continued to serve as a Director of the Company and as a contracted consultant to the Company. Mr. Strobel has a B.S. in civil engineering and a M.S. in sanitary engineering.

Mr. Michael C. Gross has been a Director since 2010, and currently serves on the Audit Committee, Governance, Nominating and Compensation Committee and the Pension Review Committee. Mr. Gross was employed by the Audit Division of the New York State Department of Taxation and Finance for 32 years until his retirement in March 2016. He has a B.S. in accounting and was a licensed property and casualty insurance broker from 2003 until 2016. Mr. Gross’s accounting and insurance experience provide valuable experience and perspective to the Board.

Mr. Justin C. Jacobs has been a Director since April 2017 and currently serves on the Audit Committee and the Governance, Nominating and Compensation Committee. Mr. Jacobs is a Management Committee Director of Mill Road Capital Management LLC, an investment firm focused on investments in small, publicly traded companies, where he has worked since 2005. From 1999 to 2004, Mr. Jacobs worked at LiveWire Capital, an investment and management group focused on control, operationally-intensive buyouts of small companies where he led investments and held various operational positions in numerous portfolio companies. Mr. Jacobs was an investment professional in the private equity group of The Blackstone Group from 1996 to 1999. Mr. Jacobs holds a B.S. from the McIntire School of Commerce at the University of Virginia. His experience in operating roles, principal investing, public and private boards of directors, and various capital markets provide valuable experience and perspective to the Board.

Mr. Michael El-Hillow has been a Director since April 2017 and was appointed Chairman of the Audit Committee in June 2017. Mr. El-Hillow served as Chief Financial Officer of National Technical Systems, Inc., an engineering services company, from 2012 until 2017. Mr. El-Hillow, was a certified public accountant, has over two decades of experience serving as a Chief Financial Officer of public companies, including in technology and engineering environments. He also has sixteen years’ experience working for Ernst & Young LLP in numerous roles, including Audit Partner. Mr. El-Hillow holds a B.S. in Accounting from the University of Massachusetts and an MBA from Babson College. His experience as a chief financial officer in public companies and his audit experience provide valuable experience and perspective to the Board.

Executive Compensation

The Board, acting as a Compensation Committee of the whole, is responsible for overseeing all of the executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long term performance goals.

The Board is responsible for establishing and approving our policies governing the compensation of our executive officers. The Company provides what it believes is a competitive total compensation package to our executive team through a combination of base salary, cash bonuses, equity plans (for Company Officers other than its Executive Vice Presidents), and other broad-based benefit programs. Our compensation philosophy, policies, and practices with respect to all of the Company’s officers, including the CEO and our three most highly compensated officers serving as of July 31, 2017 are described below.

Objectives and Philosophy of Our Executive Compensation Program

Our primary objectives with respect to executive compensation are to:

•	attract, retain, and motivate talented executives by offering executive compensation that is competitive with our peer group;

•

promote the achievement of key financial and strategic performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and, in some cases, individual performance goals; and

•	align the incentives of our executives with the creation of value for our shareholders.

We compete with many other companies for executive personnel. Accordingly, our Board will generally target overall compensation for executives to be competitive with that of the Company’s peer group. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Our executive compensation program ties a substantial portion of each executive’s overall compensation to key strategic, financial, and operational goals such as our financial and operational performance, the growth of our customer base, new development initiatives, and the establishment and maintenance of key strategic relationships.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	cash incentive bonuses;

•	equity incentive awards;

•	severance benefits upon termination without cause; and

•	insurance and other employee benefits and compensation.

We do not have a formal or informal policy or target for allocating compensation between short-term and long-term compensation or between cash and non-cash compensation. Salaries and bonuses of executive officers are reviewed and approved annually. Although the Company has not had a formal criteria and targets based policy, the Board takes into consideration the following factors:

•	financial and operational performance of the Company as a whole, as evaluated against annual operating goals;

•	individual performance of the executive, as evaluated against individual goals and objectives;

•	performance of the executive management team as a whole, as evaluated against corporate goals and objectives; and

•	informal benchmarking data, including comparison of our executive compensation to other peer companies.

Bonuses of executive officers may be in the form of cash, restricted awards of Class A Common Stock, or a combination of both. The allocation between cash and non-cash compensation of executive officers is considered annually on a discretionary basis by the Board of Directors.

The following table provides a summary of the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2017 and 2016 of those persons who were at July 31, 2017: (i) the Company’s Chief Executive Officer and President; and (ii) the three other most highly compensated executive officers employed at July 31, 2017. In this Proxy Statement, the four persons named in the table below are referred to as the “Named Executives.”

SUMMARY COMPENSATION TABLE

FISCAL YEAR 2016 AND FISCAL YEAR 2017

Name and Principal Position	Fiscal Year	Salary		Bonus (1)		Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)		Total
Gerard A. Gallagher III CEO and President	2017 2016	$ $	324,000 314,390	$ $	70,000 30,000	— —	— —	— —	— —	$ $	10,930 10,930	$ $	404,930 355,320

Ronald L. Frank Executive Vice President and Director	2017 2016	$ $	213,960 213,960		— —	— —	— —	— —	— —	$ $	8,822 8,822	$ $	222,782 222,782

Fred J. McKosky Senior Vice President and Chief Operating Officer	2017 2016	$ $	220,139 214,870	$ $	55,000 30,000	— —	— —	— —	— —	$ $	9,096 8,879	$ $	284,235 253,749

Cheryl A. Karpowicz Senior Vice President	2017		$202,125		$35,000	—	—	—	—		$8,350		$245,475

(1)	Amounts earned for bonus compensation are determined at the discretion of the Board.

(2)	None of our Named Executives were awarded shares of Class A Common Stock under the 2016 Stock Award Plan during the fiscal year ended July 31, 2017.

(3)	Represents group term life insurance premiums and contributions made by the Company to its Defined Contribution Plan on behalf of each of the named executive officers.

Compensation Pursuant to Plans

Defined Contribution Plan

The Company maintains a Defined Contribution Plan (the “DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including our Named Executives, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

Stock Award Plans

E&E adopted the 1998 Stock Award Plan effective March 16, 1998. This plan, together with supplemental plans that have been subsequently adopted by the Board, is referred to as the “Stock Award Plan”. The Stock Award Plan is not a

qualified plan under Section 401(a) of the Internal Revenue Code. Under the Stock Award Plan, Directors, officers and other key employees of E&E or any of its subsidiaries may be awarded Class A Common Stock as a bonus for services rendered to the Company or its subsidiaries, based upon the fair market value of the common stock at the time of the award. The Stock Award Plan authorizes the Board to determine the vesting period and the circumstances under which the awards may be forfeited.

In October 2016, the Board adopted the current supplemental plan (the “2016 Stock Award Plan”). The 2016 Stock Award Plan permits awards of up to 200,000 shares of Class A Common Stock for a period of up to five (5) years until its termination in October 2021.

Outstanding Equity Awards

As of July 31, 2017, the Company has issued 7,502 shares of Class A Common Stock under the 2016 Stock Award Plan, all of which will vest on April 18, 2018. None of our Named Executives were awarded shares of Class A Common Stock under our 2016 Stock Award Plan during the fiscal year ended July 31, 2017.

There are no outstanding equity awards held by our Named Executives pursuant to our Stock Award Plan as of July 31, 2017.

Other Arrangements with Named Executives

We are not party to any employment, severance, termination or change-in-control agreements with our Named Executives. If Named Executives are terminated involuntarily, severance payments are determined based on Company guidelines that apply to all employees. Total severance compensation would include: (i) accrued salary from the last pay period to date of departure; (ii) pro rata share of vacation accrued to the date of departure; (iii) compensatory time not taken, if any; (iv) severance pay calculated based on a number of weeks of salary corresponding with the length of employment service; and (v) additional amounts, at the discretion of the Board, as special consideration for long-term employees.

Director Compensation

Compensation earned by each employee and non-employee Director for his services during fiscal year ending July 31, 2017 is summarized in the following table.

DIRECTOR COMPENSATION

FISCAL YEAR 2017

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Marshall A. Heinberg (3)	$12,000	$32,000	—	—	—	—	$44,000
Frank B. Silvestro(5)	$129,167	—	—	—	—	$29,166	$158,333
Ronald L. Frank	—	—	—	—	—	—	—
Gerald A. Strobel (4)(5)	$50,000	—	—	—	—	$50,000	$100,000
Michael C. Gross	$35,966	$20,000	—	—	—	—	$55,966
Michael El.-Hillow (3)	$8,250	$22,000	—	—	—	—	$30,250
Justin C. Jacobs (3)	$7,500	$20,000	—	—	—	—	$27,500
Gerard A. Gallagher, Jr. (3)	$37,500	—	—	—	—	$25,397	$62,897
Michael R. Cellino, M.D. (3)	$27,459	—	—	—	—	—	$27,459
Michael S. Betrus (3)	$28,984	—	—	—	—	—	$28,984

(1)	In July 2017, the Company issued 2,554 shares, 1,596 shares, 1756 shares and 1,596 shares of Class A Common Stock to Messrs. Heinberg, Jacobs, El-Hillow, and Gross, respectively. These shares are subject to certain restrictions regarding transfer of the shares that expire on April 18, 2018.

(2)	Represents compensation paid under a consulting arrangement.

(3)	The tenures of Messrs. Gallagher Jr., Cellino and Betrus as Directors were terminated effective April 20, 2017. Messrs. Heinberg, El-Hillow and Jacobs were elected Directors effective April 20, 2017.

(4)	The amounts shown under the columns “All Other Compensation” and “Total” do not include the $2,241.30 paid by the Company for health insurance premiums for Mr. Strobel’s adult daughter in fiscal year 2017. From January 1999 through December 2016, Mr. Strobel’s daughter was improperly included in the Company program, which resulted in the Company paying premiums on her behalf. The aggregate amount of premiums paid by the Company for her coverage in this period was $73,492.56. The coverage and premium payments ended in December 2016. The Company has sought reimbursement of that amount and certain related expenses from Mr. Strobel, who was not nominated for re-election as a Class B Director.

(5)	A Board resolution in January 2008 authorized the full reimbursement of health care costs for the founders, and their respective spouses, for their respective lives, which goes into effect when the founder(s) is no longer an employee of the Company. Currently, Messrs. Silvestro and Strobel, and their spouses, are covered under this program. The amounts shown in columns “All Other Compensation” and “Total” do not include $22,169.20 and $12,354 paid by the Company for such reimbursements to Messrs. Silvestro and Strobel respectively, in the fiscal year 2017.

As an employee Director, Mr. Frank did not receive any director fees as compensation for his services.

As non-employee Directors, Messrs. Silvestro, Strobel, Gallagher, Jr., Heinberg, Gross, Jacobs and El-Hillow received director fees and bonus compensation during fiscal year 2017. Messrs. Strobel, Gallagher, Jr. and Silvestro also earned consulting fees during fiscal year 2017.

On July 19, 2017, the Board determined that annual director compensation of $50,000 will be paid 60 percent in cash and 40 percent in shares of Class A Common Stock, except that Directors holding more than 100,000 shares of Common Stock (Class A and/or Class B) have the option to decline being paid 40 percent of their director compensation in Common Stock and can choose to take their compensation completely in cash. Messrs. Silvestro and Strobel elected to take their director compensation completely in cash. The Board also increased the annual director compensation for Mr. Heinberg to $75,000 for his service as Chairman of the Board plus $5,000 for also being Chair of the Governance, Nominating and Compensation Committee. In addition, Mr. Heinberg will be included in the Company’s health care program. Mr. El-Hillow also received an additional $5,000 for chairing the Audit Committee, for a total of $55,000 in annual director compensation.

On July 25, 2017, the Company issued 2,554 shares, 1,596 shares, 1,756 shares and 1,596 shares of Class A Common Stock to Messrs. Heinberg, Jacobs, El-Hillow and Gross, respectively. These shares will vest on April 18, 2018 and are subject to certain restrictions regarding transfer of the shares that will expire on April 18, 2018.

Corporate Governance

Code of Ethics

The Company has adopted a Code of Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees, Directors, officers, subsidiaries, affiliates, consultants, representatives and agents of the Company. The Code of Conduct was filed as an exhibit to the Company’s current report on Form 8-K which was filed on June 6, 2017 and is posted on the investors portion of the Company’s website at www.ene.com.

Board of Directors Leadership, Structure and Risk Oversight

During the fiscal year ended July 31, 2017, the Board held eight (8) meetings. Each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of the committees of the Board in which he served during the period for which he served. The Company’s Directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company’s then-current Directors attended last year’s annual meeting.

The Board operates under the leadership of the Chairman. The by-laws require that the role of Chairman of the Board, Chief Executive Officer and Secretary be held by separate individuals. Since August 1, 2008, it has been the Company’s practice to fill the roles of Chairman and Chief Executive Officer with different individuals, except for during times of transition when the same person may fill both roles in an interim capacity while an appropriate candidate is found to assume the vacant position. E&E believes the current leadership structure provides the appropriate balance of oversight, independence, administration and hands-on involvement in activities of the Board that are required for the efficient conduct of corporate governance activities.

The Board has a Governance, Nominating and Compensation Committee (“GNCC”), an Audit Committee and a Pension Review Committee.

The Governance, Nominating and Compensation Committee (“GNCC”) consists of Messrs. Heinberg (Chairman), Jacobs and Gross. For the fiscal year ended July 31, 2017, the Governance, Nominating and Compensation Committee designated the Board as a whole with the authority to make all decisions with respect to nominations of persons to the Board and compensation of executive officers. In addition, the Company has adopted a process for the Board’s review of Director Nominees for re-nomination and/or vacancies as well as for new nominees generated internally or externally. This director nomination and recommendation process includes circulation of prospective director nominee questionnaires, the review of the responses to those questionnaires and such follow-up communications as the Board of Directors may deem appropriate, including subsequent interviews of the candidates with the Board of Directors. The GNCC Charter is available on the Investors link of the Company’s website at www.ene.com. The GNCC will consider nominees for Directors recommended by shareholders. Shareholders wishing to recommend a Director candidate for consideration by the GNCC can do so by writing to the Secretary of Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086. Nominations must be received no later than the close of business on the 120th day prior to the first anniversary of the previous year’s annual meeting and not earlier than the close of business on the 180th day prior to the first anniversary of the preceding year’s annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above. Nominations must meet the requirements of Article II, Section 4.A.1 of the by-laws.

In evaluating candidates, the Board considers the entirety of each candidate’s credentials to ensure that the Board consists of individuals who collectively provide meaningful counsel to management. The Board does not maintain a specific diversity policy. It believes that diversity is an expansive attribute that includes differing points of view, professional experience and expertise, and education, as well as more traditional diversity concepts. The Board considers the candidates’ character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. If candidates are recommended by our shareholders, then such candidates will be evaluated using the same criteria. With respect to nomination of continuing Directors for re-election, the individual’s past contributions to the Board are also considered.

In addition, the GNCC oversees the Company’s governance initiatives including administration of the compliance program, including the enforcement of corporate policies and implementing the anti-corruption program. The GNCC is responsible for, and has been developing a new compensation and incentive plan.

The Audit Committee has been established in accordance with Rule 10A-3 of the Exchange Act and the requirements of The NASDAQ Stock Market (“NASDAQ”). The Audit Committee consists of Messrs. El-Hillow (Chairman), Jacobs and Gross, all non-employee, independent, and financially literate Directors. The Board has designated Mr. El-Hillow as the financial expert serving on its Audit Committee. Messrs. El-Hillow, Gross, and Jacobs are each independent, as that term is used in Rule 5605(a)(2) of the NASDAQ listing standards and Rule 10A-3 of the Exchange Act. The Company’s Audit Committee Charter is available within the Investors link on the Company’s website at www.ene.com. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2017, the Audit Committee met four (4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board.

The Pension Review Committee consists of Messrs. Frank (Chairman), Silvestro, and Gross. The Pension Review Committee held one (1) meeting during fiscal year 2017. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board.

The Board is responsible for overseeing the Company’s risk profile and management’s processes for managing risk. This oversight is conducted primarily through the Audit Committee. The Audit Committee focuses on financial risks, including those that could arise from accounting and financial reporting processes, as well as review of overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

Controlled Company Status

•

Our shares of Class A Common Stock are listed on NASDAQ. NASDAQ requires all of its listed companies to be in compliance with NASDAQ’s standards of corporate governance set forth in the NASDAQ Marketplace Rules (the “NASDAQ CG Rules”). As of February 28, 2018, Messrs. Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel, Gerard A. Gallagher, Michael C. Gross, and Robert Santa Maria and members of their families collectively control a majority of the voting power of our outstanding Common Stock. Accordingly, we qualify as a “controlled company” within the meaning of the NASDAQ CG Rules. Under NASDAQ CG Rules, we may elect not to comply with certain NASDAQ CG Rules, including: requirements relating to oversight of director nominations, including having a nominating committee be composed entirely of independent directors;

•	requirements relating to oversight of executive compensation, including that having a compensation committee that is composed entirely of independent directors; and

•	the requirement for an annual performance of the nominating and corporate governance and compensation committees.

We currently utilize each of these exemptions. The “controlled company” exception does not modify audit committee requirements of Rule 10A-3 under the Exchange Act and NASDAQ CG Rules or the requirement to have regulatory scheduled Board meetings at which only independent Directors attend.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Board through the Company’s Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ended July 31, 2017 with the Company’s management and Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the communications from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by Ernst & Young LLP with the Audit Committee concerning independence and has discussed with Ernst & Young LLP their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2017 filed with the SEC.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Ernst & Young LLP’s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Michael El-Hillow, Chairman

Justin C. Jacobs

Michael C. Gross

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors has nominated each of Michael El-Hillow and Justin C. Jacobs to serve as Class A Directors and each of, Stephanie W. Abramson, Ronald L. Frank, Michael C. Gross, Marshall A. Heinberg and Frank B. Silvestro to serve as Class B Directors, all until next year’s annual meeting of shareholders (subject to their respective earlier removal, death or resignation) and until their successors are elected and qualified. We have been advised by each of Messrs. El-Hillow, Jacobs, Frank, Heinberg and Gross, Silvestro and Ms. Abramson that they are willing to be named as a nominee and each are willing to serve as a Director, if elected. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. If, in the discretion of the Board, some unexpected occurrence should make necessary the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Information Concerning Nominees

Each of the nominees proposed for election to the Board are presently members of the Board, except Ms. Abramson.

The basic responsibility of a Company Director is to exercise his or her business judgment prudently and act in a manner that he or she believes in good faith to be in the best interests of the Company and its shareholders. The current Directors consider individuals who have records for leadership and success in their areas of activity and who will make meaningful contributions to the Board. Nominees for Directors are selected on the basis of board and management experience, character, integrity, ability to make independent analytical inquiries, business background, as well as an understanding of the Company’s business environment. We believe that each of the Director nominees bring these qualifications in a positive manner to our Board. Moreover, the Director nominees provide our Board with a complement of specific business skills, experience and perspectives.

Class A Nominees:

Nominee	Age	Positions and Offices Held with the Company
Michael El-Hillow	66	Class A Director

Justin C. Jacobs	43	Class A Director

Class B Nominees:

Nominee	Age	Positions and Offices Held with the Company
Marshall A. Heinberg	60	Chairman of the Board and Class B Director

Frank B. Silvestro	80	Class B Director

Stephanie W. Abramson	73	None

Ronald L. Frank	79	Executive Vice President of Finance, Secretary, and Class B Director

Michael C. Gross	57	Class B Director

None of the Class A or Class B Director nominees (nor any associates of such nominees) is a party to any material proceedings adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Executive officers are elected annually and serve at the discretion of the Board. Specific experience, qualifications, attributes and skills for each Director and executive officer follow.

Business Experience of Nominees

Qualifications, attributes and skills for Messrs. El-Hillow, Frank, Gross, Heinberg, Jacobs, and Silvestro are included herein beginning on Page 9 of this Proxy Statement.

Stephanie W. Abramson is an independent nominee. She has directed the Business Law Transactions Clinic at the NYU School of Law since 2010, and beginning in April 2013, has served as Director of Law and Business Experiential Classes. From May 2011 through May 2013, Stephanie served as Dean of Graduate Professional and Executive Education

Programs for NYU Shanghai. She was a director of National Financial Partners Corp. (NYSE NFP) from 2003 until July 2013. From July 2005 to July 2008, when it was acquired by Google, she was an Executive Vice President, General Counsel and Secretary of DoubleClick Inc. and its Chief Privacy Officer. From 2001 to 2003, she served as the Chief Legal Officer and Chief Corporate Development Officer and Corporate Secretary of Heidrick & Struggles International, Inc., a publicly traded executive search firm. Prior to joining Heidrick & Struggles, Stephanie was the General Counsel of Young & Rubicam Inc., an independent marketing communications holding company, until it was acquired by WPP in 2000. Before joining Young & Rubicam, she was a senior partner in the law firm of Morgan, Lewis & Bockius LLP in New York, and an associate at the law firm of Cleary, Gottlieb, Steen & Hamilton LLP. Stephanie graduated with honors from Harvard University and from New York University School of Law. Her experience as outside and general counsel to financial institutions and publicly traded companies and as a director of a public company provides valuable experience and perspective to the Board.

Ms. Abramson and Messrs. El-Hillow, Gross, Heinberg and Jacobs are each independent, as that term is used in Rule 5605(a)(2) of the NASDAQ CG Rules.

Required Vote

The affirmative vote of greater than 50% of the votes cast by holders of Class A Common Stock represented in person or by proxy at the Annual Meeting is required to elect each of the two persons nominated as Class A Directors. Under the certificate of incorporation and by-laws at the Company’s annual meeting of shareholders, Class A Directors are elected by a vote of greater than 50% of the votes cast by holders of Class A Common Stock of candidates nominated by the Board and/or a shareholder in accordance with the requirements of the by-laws. If a Director nominee does not receive greater than 50% of the votes by holders of Class A Common Stock, such nominee is either not elected or immediately removed from the Board (in the case of an incumbent Director) and is not eligible for appointment by the Board to fill a vacancy for that election year.

The affirmative vote of greater than 50% of the votes cast by holders of Class B Common Stock represented in person or by proxy at the Annual Meeting is required to elect each of the five persons nominated as Class B Directors. Under the certificate of incorporation and by-laws, at the Company’s annual meeting of shareholders, Class B Directors are elected by a vote of greater than 50% of the votes cast by holders of Class B Common Stock of candidates nominated by the Board and/or a shareholder in accordance with the requirements of the by-laws. If a Director nominee does not receive greater than 50% of the votes cast by holders of Class B Common Stock, such nominee is either not elected or immediately removed from the Board (in the case of an incumbent Director) and is not eligible for appointment by the Board to fill a vacancy for that election year.

Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE SEVEN NOMINEES LISTED ABOVE.

PROPOSAL 2 — APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables the Company’s shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers. The Company seeks your advisory vote and asks that you support the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

As described under the Executive Compensation section of this Proxy Statement, our compensation programs are designed to ensure that our named executive officers are compensated in a manner that is consistent with its competitively based annual and long-term performance goals. We believe our compensation program rewards sustained performance that is aligned with long-term shareholder interests.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of its named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers described in this Proxy Statement.

Accordingly, the Board invites you to review carefully the Executive Compensation section beginning on page 10 and the tabular and other disclosures on compensation thereunder and to cast a vote to approve, on an advisory basis, the Company’s executive compensation programs, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation section, compensation tables, and any related material disclosed in this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on the Company or the Board. The Board values the opinions of the Company’s shareholders, and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement, the Board will consider the shareholders’ concerns, and the Board will evaluate whether any actions are necessary to address those concerns, particularly in the event that there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement.

Required Vote

The affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of Common Stock represented in person or by proxy at the Annual Meeting voting as one class is required to approve, on an advisory basis, executive compensation. You may vote for or against this resolution, or you may abstain. Abstentions and broker non-votes will have the same effect as a vote against this proposal. Because this vote is advisory, it will not be binding upon the Board. However, the Board will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” –THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 — RATIFY THE APPOINTMENT OF ERNST & YOUNG AS ACCOUNTANTS

Under the rules and regulations of the SEC, the Audit Committee is directly responsible for the appointment of our independent auditors. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Ernst & Young LLP to serve as independent auditors for the fiscal year ending July 31, 2018. If shareholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will evaluate the shareholder vote when considering the election of a registered public accounting firm for the audit engagement for the 2019 fiscal year. In addition, if shareholders ratify the selection of Ernst & Young LLP as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select Ernst & Young LLP or another registered public accounting firm as our independent auditors.

Auditors’ Attendance at the Annual Meeting

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.

Required Vote

The affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of Common Stock represented in person or by proxy at the Annual Meeting voting as one class is required to approve the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2018. You may vote for or against this resolution, or you may abstain. Abstentions will have the effect of a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” –THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2018.

AUDIT MATTERS

Independent Registered Accounting Firm

The Audit Committee meets with the Company’s independent registered accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with the Company’s independent registered accounting firm on a quarterly basis, following completion of their quarterly reviews and annual audit before our earnings announcements, to review the results of their work. As appropriate, management and our independent registered accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. Under its charter, the Audit Committee has the authority and responsibility to review and approve, in advance, any audit and proposed permissible non-audit services to be provided to the Company by its independent registered public accounting firm.

Since November 2016, the Company has engaged Ernst & Young LLP as the independent registered accounting firm to provide audit and certain audit-related services. The aggregate fees billed by Ernst & Young LLP to the Company for audit and audit-related services during fiscal years 2017 and 2016 are summarized in the following table.

	Fiscal Year Ended July 31,
	2017	2016
Audit fees	$445,000	$416,000
Audit-related fees	24,000	—

Total	$469,000	$416,000

Audit Fees

Audit fees include aggregate fees paid or accrued for the audit of the annual financial statements included in the Company’s Annual Report on Form 10-K, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and expenses incurred related to audit services.

Audit Related Fees

Audit related fees include aggregate fees accrued for services rendered for audits of the Company’s Defined Contribution Plans and for indirect rate audits.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by our independent registered public accounting firm are approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

In connection with the audit of our financial statements for the fiscal year ended July 31, 2017, Ernst & Young LLP only used full-time, permanent employees.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

OTHER INFORMATION

Deadline for Shareholder Proposals for Next Annual Meeting

Proposals of shareholders for inclusion in the Company’s proxy statement for the 2019 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”) must satisfy the requirements of Rule 14a-8 and be received by the Secretary of the Company at Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York, 14086 by no later than November 15, 2018.

Nominations for Director elections or other business proposals not included in next year’s proxy statement that shareholders of the Company wish to put before the shareholders of the Company at the 2019 annual meeting must meet the requirements of Article II, Section 4 of the by-laws and must be received by the Secretary of the Company, at the address stated above, no sooner than October 19, 2018 and no later than December 18, 2018. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice under the by-laws as described above.

Certain Relationships and Related Transactions

Former Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, serves as Chief Executive Officer and President of the Company and received aggregate compensation of $404,930 for his services during fiscal year 2017. The Company believes that his compensation was commensurate with his peers during fiscal year 2017 and that his relationships during the year were reasonable and in the best interest of the Company. Gerard A. Gallagher, Jr.’s tenure as a Director terminated effective April 20, 2017.

From January 1999 through December 2016, the Company incurred $73,492.56 in medical insurance premiums on behalf of the adult daughter of Director Gerald A. Strobel. Mr. Strobel’s daughter was not employed by the Company during the time of such insurance coverage, and Mr. Strobel did not obtain approval from the Board for such coverage. Mr. Strobel’s daughter’s insurance coverage was terminated in 2016. The Board is seeking reimbursement of the amount incurred and certain related expenses from Mr. Strobel.

Policies and Procedures for Related Person Transactions

The Company has not adopted a written related person transactions policy pursuant to which our executive officers, Directors and principal stockholders, including their immediate family members, would not be permitted to enter into a related person transaction with us without the consent of our Audit Committee. However, any proposed transaction between the Company and an executive officer, Director, principal stockholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, must be presented to our Audit Committee for review, consideration and approval. Our Directors, executive officers and employees are required to report any proposed related person transaction to our Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a Director’s independence. If we discover any related person transaction that has not been properly approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Other Business

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT INC.

Ronald L. Frank

Secretary

ECOLOGY ANNUAL AND MEETING ENVIRONMENT OF SHAREHOLDERS OF INC. CLASS A April 18, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and Annual Report on Form 10-K are available at http://www.proxydocs.com/EEI Please sign,date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230300000000000000 4 041818 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN FOR HERE AGAINST x 2. The approval of the compensation of the named executive officers. 3. The ratification of the appointment of Ernst & Young as Auditors. 4. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2017 Annual Report to Shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. FOR AGAINST ABSTAIN NOMINEES: FOR ALL NOMINEES O O Justin Michael C. Jacobs El-Hillow FOR WITHHOLD ALL NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) ELECTION OF CLASS A DIRECTORSP: INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

CLASS A COMMON STOCK PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ECOLOGY AND ENVIRONMENT INC. 368 Pleasant View Drive Lancaster, New York 14086 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Marshall A. Heinberg and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of Ecology and Environment Inc. (the “Company”) held of record by either of the undersigned on March 1, 2018 at the Annual Meeting of Shareholders to be held on April 18, 2018, or any adjournments thereof. (Continued and to be signed on the reverse side) 14475 1.1

ECOLOGY ANNUAL AND MEETING ENVIRONMENT OF SHAREHOLDERS OF INC. CLASS B April 18, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and Annual Report on Form 10-K are available at http://www.proxydocs.com/EEI Please sign,date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20530300000000000000 1 041818 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN FOR HERE AGAINST x ABSTAIN 1. ELECTION OF CLASS B DIRECTORS: 2. The approval of the compensation of the named executive FOR ALL NOMINEES NOMINEES: officers. O Marshall A. Heinberg O Frank B. Silvestro WITHHOLD AUTHORITY O Stephanie W. Abramson 3. The ratification of the appointment of Ernst & Young as FOR ALL NOMINEES O Ronald L. Frank Auditors. O Michael C. Gross FOR (See ALL instructions EXCEPT below) 4. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2017 Annual Report to Shareholders. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” This proxy, when properly executed, will be voted in the manner directed herein and fill in the circle next to each nominee you wish to withhold, as shown here: by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

CLASS B COMMON STOCK PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ECOLOGY AND ENVIRONMENT INC. 368 Pleasant View Drive Lancaster, New York 14086 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Marshall A. Heinberg and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of Ecology and Environment Inc. held of record by either of the undersigned on March 1, 2018, at the Annual Meeting of Shareholders to be held on April 18, 2018, or any adjournments thereof. (Continued and to be signed on the reverse side) 14475 1.1

ANNUAL MEETING OF SHAREHOLDERS OF ECOLOGY AND ENVIRONMENT INC. 401 (k) April GO GREEN 18, 2018 e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and Annual Report on Form 10-K are available at http://www.proxydocs.com/EEI Please sign,date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230300000000000000 4 041818 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. ELECTION OF CLASS A DIRECTORS: NOMINEES: FOR ALL NOMINEES O O Justin Michael C. Jacobs El-Hillow FOR ITHHOLD ALL NOMINEES AUTHORITY FOR (See ALL instructions EXCEPT below) 2. The approval of the compensation of the named executive officers. 3. The ratification of the appointment of Ernst & Young as Auditors. matters as may properly come before the meeting. this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2017 Annual Report to Shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full

CLASS A COMMON STOCK—401(k) PROXY ECOLOGY FOR ANNUAL AND MEETING ENVIRONMENT OF SHAREHOLDERS INC. 368 Pleasant View Drive Lancaster, New York 14086 THIS PROXY INSTRUCTION IS REQUESTED BY GREAT-WEST TRUST COMPANY, LLC IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC. The undersigned hereby instructs Great-West Trust Company, LLC, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on April 18, 2018, or any adjournments thereof. *AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES. Great-West Trust Company, LLC will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Great-West Trust Company, LLC before 5:00 p.m. EST on April 17, 2018. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Great-West Trust Company, LLC as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3. 1.1 (Continued and to be signed on the reverse side) 14475